UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2009

ALBANY INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1373 Broadway, Albany, New York 12204

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

TABLE OF CONTENTS

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 18, 2009, the Registrant's Board of Directors approved amendments to the Registrant's Corporate Governance Guidelines to effect changes to Director compensation. A copy of the relevant excerpt from the Guidelines is being filed as Exhibit 10(o) (vi). At the same time, the Board approved related amendments to the Registrant's Directors' Annual Retainer Plan. A copy of the amended Plan is being filed as Exhibit 10(o) (v).

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not Applicable.
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Exhibit 10(o) (v)	Directors' Annual Retainer Plan.
	Exhibit 10(o) (vi)	Excerpt from Corporate Governance Guidelines describing Director compensation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ David M. Pawlick

Name: David M. Pawlick
Title: Vice President - Controller

(Principal Accounting Officer)

Date: December 22, 2009

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10(o) (v)	Directors' Annual Retainer Plan.
Exhibit 10(o) (vi)	Excerpt from Corporate Governance Guidelines describing Director compensation.